SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 21, 1997 (June 30, 1997)


                           GREENMAN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                        1-13776                71-0724248
 (State or other                  (Commission              (IRS Employer
jurisdiction of                   File Number)          Identification No.)
incorporation)


                                 7 Kimball Lane
                                   Building A
                         Lynnfield, Massachusetts 01450
          (Address of principal executive offices, including zip code)




                                 (617) 224-2411
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On July 15, 1997, GreenMan Technologies, Inc. ("GreenMan" or the "Registrant") announced that Robert H. Davis, Vice President, Recycling for Browning Ferris Industries of Houston, Texas, will join Greenman as Chief Executive Officer effective July 21, 1997. Further information about the appointment reported hereby may be found in the Registrant's press release of July 15, 1997, included as Exhibit 1 to this Report.


Item 7. Financial Statements and Exhibits

         (a) Financial Statements and Exhibits

                  Not applicable


         (b)  Pro Forma Financial Information

                  Not applicable


         (c)  Exhibits

                  Exhibit 99   Press Release, dated July 15, 1997

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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GREENMAN TECHNOLOGIES, INC.
                                 (Registrant)



                                 By: /s/ Maurice E. Needham
                                     Maurice E. Needham
                                     Chief Executive Officer


Date:  July 21, 1997



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